                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. - Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/28/2000

513423

                                  HICKORY FUND

                                     ANNUAL

                                     REPORT

                               MARCH 31, 2000

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                                 WWW.WEITZFUNDS.COM

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended March 31, 2000, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                             DIFFERENCE
        PERIOD ENDED                     HICKORY FUND    S&P 500       HICKORY FUND - S&P 500
        ------------                     ------------    -------       ----------------------

        Mar. 31, 2000 (3 months)              -13.4%        2.3%                   -15.7%

        Dec. 31, 1999                          36.7        21.0                     15.7

        Dec. 31, 1998                          33.0        28.6                      4.4

        Dec. 31, 1997                          39.2        33.4                      5.8

        Dec. 31, 1996                          35.4        22.9                     12.5

        Dec. 31, 1995                          40.5        37.5                      3.0

        Dec. 31, 1994                         -17.3         1.3                    -18.6

        Dec. 31, 1993 (9 months)               20.3         5.5                     14.8

        Since Inception (April 1, 1993)
         Cumulative                           314.1       283.4                     30.7

        Compound Annual Average
         Return                                22.5        21.1                      1.4

The fund's average annual total return for the one and five years ended
March 31, 2000, and for the period since inception (April 1, 1993) was 8.0%, 31.5% and 22.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through March 31, 2000, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $103,535 on March 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               HICKORY FUND  S&P 500
April 1, 1993       $25,000  $25,000
Apr-93              $22,905  $24,396
May-93              $24,000  $25,046
Jun-93              $24,152  $25,119
Jul-93              $24,872  $25,018
Aug-93              $26,801  $25,965
Sep-93              $27,001  $25,765
Oct-93              $28,757  $26,298
Nov-93              $27,860  $26,048
Dec-93              $30,067  $26,363
Jan-94              $29,605  $27,258
Feb-94              $29,119  $26,519
Mar-94              $27,527  $25,364
Apr-94              $27,265  $25,690
May-94              $27,516  $26,110
Jun-94              $26,197  $25,470
Jul-94              $26,038  $26,306
Aug-94              $27,590  $27,382
Sep-94              $27,297  $26,714
Oct-94              $26,947  $27,312
Nov-94              $25,452  $26,318
Dec-94              $24,869  $26,708
Jan-95              $24,968  $27,400
Feb-95              $25,999  $28,466
Mar-95              $26,378  $29,305
Apr-95              $26,307  $30,167
May-95              $27,764  $31,370
Jun-95              $29,583  $32,098
Jul-95              $31,215  $33,162
Aug-95              $33,361  $33,244
Sep-95              $34,777  $34,647
Oct-95              $33,309  $34,523
Nov-95              $34,336  $36,037
Dec-95              $34,932  $36,731
Jan-96              $36,745  $37,979
Feb-96              $37,212  $38,332
Mar-96              $37,083  $38,701
Apr-96              $37,913  $39,271
May-96              $39,878  $40,282
Jun-96              $40,846  $40,435
Jul-96              $37,536  $38,650
Aug-96              $40,117  $39,466
Sep-96              $42,189  $41,685
Oct-96              $42,857  $42,834
Nov-96              $44,915  $46,069
Dec-96              $47,281  $45,156
Jan-97              $48,987  $47,976
Feb-97              $50,153  $48,352
Mar-97              $47,530  $46,369
Apr-97              $47,615  $49,135
May-97              $54,306  $52,124
Jun-97              $55,237  $54,458
Jul-97              $57,395  $58,790
Aug-97              $58,096  $55,499
Sep-97              $62,047  $58,536
Oct-97              $62,877  $56,584
Nov-97              $62,141  $59,201
Dec-97              $65,803  $60,216
Jan-98              $67,763  $60,882
Feb-98              $71,394  $65,270
Mar-98              $81,664  $68,610
Apr-98              $88,465  $69,300
May-98              $85,283  $68,110
Jun-98              $89,485  $70,874
Jul-98              $90,988  $70,121
Aug-98              $80,006  $59,993
Sep-98              $75,548  $63,837
Oct-98              $76,215  $69,025
Nov-98              $81,957  $73,206
Dec-98              $87,522  $77,422
Jan-99              $90,666  $80,658
Feb-99              $91,426  $78,152
Mar-99              $95,887  $81,278
Apr-99             $104,102  $84,425
May-99             $104,548  $82,434
Jun-99             $108,215  $87,005
Jul-99             $105,837  $84,291
Aug-99             $102,055  $83,871
Sep-99             $104,176  $81,575
Oct-99             $108,960  $86,734
Nov-99             $108,531  $88,501
Dec-99             $119,614  $93,710
Jan-00             $106,250  $89,002
Feb-00              $98,980  $87,319
Mar-00             $103,535  $95,856

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                    SINCE INCEPTION
                                               1-YEAR    5-YEARS    (APRIL 1, 1993)
                                              --------   --------   ----------------
HICKORY FUND................................    8.0%      31.5%          22.5%
Standard & Poor's 500 Index.................   17.9%      26.7%          21.1%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

For the fiscal year ended March 31, 2000, the Hickory Fund designated $50,055,791 as a long-term capital gain distribution.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                         MARCH 31, 2000 - ANNUAL REPORT

                                                                   April 5, 2000

Dear Fellow Shareholder:

      The first three months of 2000 were difficult for Hickory's investments and frustrating for Hickory's investors, as the stock market had no patience for the type of value we emphasize. Nevertheless, I have become increasingly optimistic about the future potential of our investments. Put simply, I now believe we hold more good businesses at larger discounts to value than ever before.

      The value of a Hickory share lost 13.4% during the quarter, while the S&P 500's total return (including reinvested dividends) was +2.3%. Over the last twelve months, Hickory's total return was +8.0%, while the S&P 500's total return was +17.9%. According to Lipper, the average growth mutual fund had a total return of +32.2% over the same twelve month period.

REVIEW AND OUTLOOK

      In this letter I plan to cover three main topics. First, I will discuss the overall stock market environment. Second, I will review Hickory's recent performance in the context of our investment strategy. Finally, I will review several of our current holdings to illustrate my optimism about their long term potential.

STOCK MARKET ENVIRONMENT

      As most of you know, I usually do not have much to say about the overall stock market, since I believe in concentrating on the prospects and values of individual companies. However, recent events have been so extreme that some comment seems appropriate. It has become increasingly clear to me that parts of the U.S. stock market are experiencing a speculative bubble. I define a bubble as a periodic bout of collective euphoria that sends the price of certain securities to levels that cannot possibly be justified by underlying business value. I believe these conditions are currently focused in the technology, Internet, and biotech sectors. This is by no means the first time such a bubble has formed--the U.S. stock market in 1929 and the Japanese market in the early 1990's are other examples. (If you are interested in reading more about this phenomenon I recommend DEVIL TAKE THE HINDMOST by Edward Chancellor, a history of financial speculation.)

      This situation is interesting from two different perspectives. First, I have been quite surprised by how accepted it has become that we are experiencing a bubble. As I read market commentators and analysts, it seems that it has become almost conventional wisdom that many tech stocks are overvalued. Second, I have been quite surprised by the actions of many of my peers at other investment firms, particularly those who believe in the bubble theory. I would expect those investors who believe technology stocks to be overvalued not to buy such stocks, particularly if the investor in question pays attention to the fundamentals of the companies he or she is buying. However, in many cases investment managers seem to be saying "I know these stocks are overvalued. I know they are dangerous, but I have to buy them, or at least continue to own them, because they are going up and I can't afford to be left out." YOU WILL NEVER HEAR ME USE THAT LINE OF REASONING. I consider that thinking analogous to agreeing to be paid to play Russian roulette because all your friends have been making a fortune playing the game and nobody has died yet.

      To summarize my view of the current market, we have been experiencing a speculative bubble in which it is either dangerous to participate or frustrating to watch from the sidelines. I have been taking the latter course. As I write this, technology stocks have just experienced several down days and it is possible that the air is beginning to leave the bubble. At this point, however, it is too soon to declare victory.

HICKORY'S RECENT PERFORMANCE

      By now you are probably saying "I understand why you chose not to participate in the technology mania, but why did we lose money in the quarter? Couldn't we just tread water until this mania ends?" To answer these questions, I first need to review the investment strategies used to manage Hickory and the implications of these strategies. My objective is to maximize Hickory's LONG TERM RETURNS. I try to achieve this objective by buying growing value priced at a discount. This often means buying and owning companies at times when there are legitimate short-term questions and no immediate catalyst for the stock, but where the long-term prospects are sufficiently bright and the stock's current value appears so compelling that I feel we are being paid handsomely to wait. I also CONCENTRATE our investments on those opportunities that have the best long-term potential, and I often buy relatively small companies. All of these factors lead me to two conclusions: Hickory will exhibit relatively high volatility, and Hickory will not be well correlated with any particular index. In other words, in the short-term, Hickory's price will bounce around a lot, and its bounces won't match the wiggles of any particular stock market index. Nevertheless, our intentions are to make Hickory's long-term performance quite rewarding. We think we can realize this goal because we are buying companies with good prospects and low valuations, and eventually the market tends to recognize this.

      From this perspective, the first quarter, while still not a lot of fun, should not be that surprising. We have experienced bumps in the road before and it is inevitable that we will again. So what in particular caused Hickory's price to decline this time? The good news is that I believe only a small fraction of the decline in the quarter was caused by changes in the fundamentals of our companies. The one stock I would highlight that did have fundamental issues is Loral, which suffered from a slower than expected rollout of Globalstar. This news, while not good, has hurt Hickory less than it might first appear. However, because this was our largest position at the beginning of the year, a discussion is warranted.

      I bought Loral last fall because I felt that market concerns about Globalstar, a global satellite telephone service controlled and partially owned by Loral, were masking significant value in Loral's other businesses. I felt Loral was worth more than its stock price even if Globalstar turned out to be worthless. By early this year three things had changed. First, Loral's stock price had gone up from our average purchase price of about $17 per share to the low $20s. Second, more evidence was coming out that the Globalstar rollout was proceeding slowly. Finally, and probably most importantly, it was becoming clear to me that Loral's management was prepared to do whatever it took to make Globalstar a successful service, even if this meant spending money in a way that risked the value of Loral's other businesses. For this reason I did something I rarely do--I changed my mind significantly on the value of a company less than six months after I first bought its stock. My new value, while still well above Loral's price, was enough lower, and contained enough risk, that I decided to reduce our Loral holdings. Altogether I sold over half of our Loral shares at an average price of about $19 per share. The good news is we made money on what we did sell. The bad news, since Loral ended the quarter at just over $10 per share, is that I didn't sell our entire position. This has not been my finest hour, but I am not yet ready to admit defeat. I still believe Loral's other businesses are worth more than enough to justify the risk of loss. All in, I estimate Loral helped Hickory's performance by about 2 percentage points during the fourth quarter of 1999, and cost us about 3 percentage points of performance in the first quarter of 2000.

      If the decline did not generally result from changes in company fundamentals, what did cause Hickory's decline during the quarter? I don't have a complete explanation, but I have noticed a theme. Several of Hickory's stocks that fell by 20% or more seem to have similar characteristics. American Classic Voyages, Harrah's Entertainment, Valassis Communications, and Premier Parks are all examples. Together, these four stocks make up 14% of Hickory. Each is a good business with great long term potential. I consider each a growth business, but none has the explosive growth potential that has excited technology investors recently. In each case, I can point to an event that would give someone an excuse to sell the stock, but in each case my conclusion is that the value of the business was hardly affected. These events included a decision to sell new stock, less revenue than expected from a recently opened casino, first quarter revenues less than expected with no change to full year expectations, and insider selling of stock. If these were overvalued, or even fully valued, stocks, I would have viewed news like this with alarm. But in my view each of these stocks was significantly undervalued BEFORE they declined. At other times, events like these might have had no market impact. But this has been a market that has shown no patience for disappointments, no matter how minor. This is a maddening situation if you want an immediate return, but for patient investors it suggests wonderful opportunities.

CURRENT HOLDINGS

      A review of several of our holdings may give you a better understanding of why I am optimistic. I'll start with our largest positions and move on to some others that are particularly noteworthy.

    - Data Transmission (6.6% of Hickory) was the star of the portfolio in the first quarter (up 65%) and is now our largest holding. However, by the time you read this, the company's sale for $29 per share should have been completed.
    - Labor Ready (6.2% of Hickory) is a temporary help agency for manual day laborers. The economics of their business are excellent and the stock is depressed because of some missteps last year. The company has no national competition in their niche and lots of growth potential. At less than ten times next year's earnings, the stock seems quite undervalued.
    - Orbital Sciences (6.1% of Hickory) is a satellite company that manufactures and launches satellites and is developing several promising service businesses. Orbital focuses on niche markets, particularly small satellites, and is a low cost producer. The stock has been depressed by two primary issues: slower than expected progress in one of their new service businesses and accounting issues that stem from disagreements between the company's old and new auditors. Like Loral, I believe the value of the existing businesses is much greater than the current stock price. The potential of the service businesses makes the picture even more interesting. Unlike Loral, I do not believe issues with the service businesses can threaten the value of the rest of Orbital.
    - Countrywide Credit (5.9% of Hickory) is the largest independent mortgage company in the country, trades at less than 1.2 times book value and less than nine times this year's depressed earnings (rising interest rates hurt Countrywide's business temporarily because mortgage originations slow). This is an excellent company with first class management and a long history of growth in market share and value. The stock is depressed because the market is worried about rising interest rates. By the way, the stock was up slightly in the quarter despite this concern.

    - The PMI Group (5.9% of Hickory) is a well run private mortgage insurance company trading at less than nine times this year's earnings and for less than liquidation value. The stock is cheap at least partially because this is a financial company, a category the market views as being hurt by rising interest rates. In reality, slowly rising rates are good for PMI. Earnings grew by over 20% last year and are expected to grow at a similar rate this year.
    - Consolidated Stores (4.6% of Hickory) is doing quite well in its main business of close-out retailing. However, the stock is being punished for the company's exposure to toy retailing. The stock trades for less than book value and about 13 times earnings, which are depressed by the company's investment in an Internet venture. The all time high for the stock is over four times the current stock price.
    - Mail-Well (4.2% of Hickory) is a successful printing company that is well managed and has demonstrated a strong track record of earnings growth. The stock has been cheap because it has a history of making acquisitions. Even though this activity has been quite successful for Mail-Well, some view it skeptically because many acquirers have done poorly. The stock became even cheaper this year after Mail-Well announced a particularly large acquisition that has required Mail-Well to take on more debt, at least temporarily. I believe the market has grossly overreacted. Mail-Well has the ability and management commitment to quickly reduce its debt load. Earnings have been growing by at least 20 percent per year, and I believe this can continue in the future. The stock trades for about 6 times this year's earnings.
    - Small specialty finance companies and mortgage REITs including Imperial Credit, Novastar, Dynex, Redwood Trust, New Century, and United Panam together account for about 6 percent of Hickory's assets. These stocks hurt our performance in 1998 as the companies were harmed by the liquidity crisis that fall. Since then, the companies have struggled to get operations back to normal, and as a group they have made considerable progress. Nevertheless, the stocks have not yet recovered. In hindsight, I underestimated both the liquidity risks these companies faced and the time it would take to recover. Measured from our original cost, these stocks as a group will probably never be profitable investments. However, I continue to believe that these companies are worth considerably more than CURRENT stock prices. Imperial Credit, for example, trades for less than book value and less than 5 times this year's expected earnings.

      I have gone into more detail than usual about our holdings so that you could get a sense of both my thinking and my optimism. I am indeed quite optimistic about the long-term potential of our holdings. Not everything we own will work out as I would expect, but this has always been the case. I see no evidence that the approach of buying growing value, priced at a discount, cannot continue to be successful in the years to come.

      Thank you for your continued support.

                                                       Sincerely,

                                                       /s/ Richard F. Lawson

                                                       Richard F. Lawson
                                                       Portfolio Manager

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 2000

  SHARES
 OR UNITS                                                                       COST           VALUE
-----------                                                                 ------------    ------------
              COMMON STOCKS -- 96.0%
              AUTO SERVICES -- 2.9%
  1,130,700   Insurance Auto Auctions, Inc.*                                $ 14,746,444    $ 19,080,563
                                                                            ------------    ------------

              CABLE TELEVISION -- 2.8%
    379,983   Adelphia Communications Corp. CL A*                              6,992,174      18,619,167
                                                                            ------------    ------------

              CONSUMER PRODUCTS AND SERVICES -- 7.5%
  1,363,200   American Classic Voyages Co.*                                   19,227,302      34,335,600
    702,200   Premier Parks, Inc.*                                            20,638,802      14,746,200
                                                                            ------------    ------------
                                                                              39,866,104      49,081,800
                                                                            ------------    ------------
              DIVERSIFIED INDUSTRIES -- 0.2%
     54,700   Lynch Corp.*                                                     1,953,299       1,586,300
                                                                            ------------    ------------

              FINANCIAL GUARANTEE INSURANCE -- 5.9%
    810,000   The PMI Group, Inc.                                             23,132,333      38,424,375
                                                                            ------------    ------------

              FINANCIAL SERVICES -- 15.1%
  1,223,200   AmeriCredit Corp.*                                              15,677,301      19,953,450
        350   Berkshire Hathaway, Inc. CL A*                                  25,528,400      20,020,000
    735,000   Capital One Financial Corp.                                     23,009,841      35,234,062
  4,983,600   Imperial Credit Industries, Inc.*                               76,714,986      22,426,200
  1,031,000   United Panam Financial Corp.*                                    9,635,169       1,353,187
                                                                            ------------    ------------
                                                                             150,565,697      98,986,899
                                                                            ------------    ------------
              HEALTH CARE -- 3.2%
    732,500   Lincare Holdings Inc.*                                          18,775,793      20,784,688
                                                                            ------------    ------------

              INFORMATION SERVICES -- 6.6%
  1,515,200   Data Transmission Network Corp.*                                41,101,334      43,088,500
                                                                            ------------    ------------

              LODGING AND GAMING -- 3.0%
  1,063,500   Harrah's Entertainment, Inc.*                                   15,692,726      19,741,219
                                                                            ------------    ------------

  The accompanying notes form an integral part of these financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST           VALUE
-----------                                                                 ------------    ------------
              MEDIA AND ENTERTAINMENT -- 3.6%
    718,050   Valassis Communications, Inc.*                                $ 15,787,236    $ 23,920,041
                                                                            ------------    ------------

              METAL PROCESSING AND FABRICATION -- 1.6%
    590,200   Quanex Corp.                                                    11,210,865      10,623,600
                                                                            ------------    ------------

              MORTGAGE BANKING -- 7.1%
    203,500   New Century Financial Corp.*                                     1,828,465       2,022,281
  1,417,400   Countrywide Credit Industries, Inc.                             42,680,703      38,624,150
  1,492,500   Resource Bancshares Mtg. Grp., Inc.                             22,846,412       5,876,719
                                                                            ------------    ------------
                                                                              67,355,580      46,523,150
                                                                            ------------    ------------
              PRINTING SERVICES -- 4.2%
  3,190,700   Mail-Well, Inc.*                                                39,988,987      27,719,206
                                                                            ------------    ------------

              REAL ESTATE INVESTMENT TRUSTS -- 3.7%
    968,113   Dynex Capital, Inc.*                                            18,821,190       5,445,636
    879,332   Fortress Investment Corp.                                       15,736,499      11,761,065
     21,807   Healthcare Financial Partners Units**                            2,175,248       2,180,700
    520,000   NovaStar Financial, Inc.*                                        9,356,282       1,820,000
    220,000   Redwood Trust, Inc.                                              4,964,257       3,258,750
                                                                            ------------    ------------
                                                                              51,053,476      24,466,151
                                                                            ------------    ------------
              RESTAURANTS -- 0.6%
    138,800   Applebee's International                                         2,794,788       3,903,750
                                                                            ------------    ------------

              RETAIL DISCOUNT -- 4.6%
  2,626,400   Consolidated Stores Corp.*                                      44,308,869      29,875,300
                                                                            ------------    ------------

              SATELLITE SERVICES -- 7.9%
  1,162,800   Loral Space & Communications, Ltd.*                             18,248,130      11,846,025
  2,676,500   Orbital Sciences Corp.*                                         46,888,739      40,147,500
                                                                            ------------    ------------
                                                                              65,136,869      51,993,525
                                                                            ------------    ------------

  The accompanying notes form an integral part of these financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST           VALUE
-----------                                                                 ------------    ------------
              TELECOMMUNICATIONS SERVICES -- 9.3%
    889,732   Centennial Communications Corp.*                              $  3,564,071    $ 21,631,609
     51,200   Lynch Interactive Corp.                                          2,758,248       6,656,000
    293,900   Telephone and Data Systems, Inc.                                10,774,323      32,622,900
                                                                            ------------    ------------
                                                                              17,096,642      60,910,509
                                                                            ------------    ------------
              TEMPORARY EMPLOYMENT SERVICES -- 6.2%
  4,096,500   Labor Ready, Inc.*                                              47,243,617      40,452,937
                                                                            ------------    ------------
                    Total Common Stocks                                      674,802,833     629,781,680
                                                                            ------------    ------------

              WARRANTS -- 0.0%
    260,000   NovaStar Financial, Inc., Expiring 2/03/01*                      1,688,775             260
                                                                            ------------    ------------

              CONVERTIBLE PREFERRED STOCKS -- 0.8%
    871,429   NovaStar Financial, Inc. 7% Pfd. Class B Cumulative*             5,772,636       4,949,717
                                                                            ------------    ------------

   FACE
  AMOUNT
-----------
              SHORT-TERM SECURITIES -- 2.9%
$19,348,196   Wells Fargo Government Money Market Fund                        19,348,196      19,348,196
                                                                            ------------    ------------
                    Total Investments in Securities                         $701,612,440     654,079,853
                                                                            ============
              Other Assets Less Liabilities -- 0.3%                                            2,118,273
                                                                                            ------------
                    Total Net Assets -- 100%                                                $656,198,126
                                                                                            ============
                    Net Asset Value Per Share                                               $      34.32
                                                                                            ============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

  The accompanying notes form an integral part of these financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

Assets:
    Investment in securities at value (cost $701,612,440)     $654,079,853
    Accrued interest and dividends receivable                      199,498
    Receivable for securities sold                               2,734,263
                                                              ------------
          Total assets                                         657,013,614
                                                              ------------

Liabilities:
    Due to adviser                                                 629,269
    Other expenses                                                 186,219
                                                              ------------
          Total liabilities                                        815,488
                                                              ------------

Net assets applicable to outstanding capital stock            $656,198,126
                                                              ============

Net assets represented by:
    Paid-in capital (note 4)                                   609,177,688
    Accumulated undistributed net investment loss               (3,397,059)
    Accumulated undistributed net realized gains                97,950,084
    Net unrealized depreciation of investments (note 5)        (47,532,587)
                                                              ------------

          Total representing net assets applicable to shares
           outstanding                                        $656,198,126
                                                              ============

Net asset value per share of outstanding capital stock
 (19,118,207 shares outstanding)                              $      34.32
                                                              ============

  The accompanying notes form an integral part of these financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 2000

Investment income:
    Dividends                                                 $  3,799,083
    Interest                                                     2,387,153
                                                              ------------
          Total investment income                                6,186,236
                                                              ------------

Expenses:
    Investment advisory fee                                      7,791,030
    Administrative fee                                           1,185,863
    Directors fees                                                   8,792
    Other expenses                                                 592,208
                                                              ------------
          Total expenses                                         9,577,893
                                                              ------------

          Net investment loss                                   (3,391,657)
                                                              ------------

Realized and unrealized gain on investments:
    Net realized gain on investments                           142,951,526
    Net unrealized depreciation of investments                 (92,979,065)
                                                              ------------
          Net realized and unrealized gain on investments       49,972,461
                                                              ------------
          Net increase in net assets resulting from
           operations                                         $ 46,580,804
                                                              ============

  The accompanying notes form an integral part of these financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED MARCH 31,
                                                                   2000            1999
                                                              --------------   -------------
Increase in net assets:
    From operations:
        Net investment income (loss)                          $  (3,391,657)   $   1,902,090
        Net realized gain                                       142,951,526       10,684,350
        Net unrealized appreciation (depreciation)              (92,979,065)      32,799,309
                                                              -------------    -------------

            Net increase in net assets resulting from
             operations                                          46,580,804       45,385,749
                                                              -------------    -------------

    Distributions to shareholders from:
        Net investment income                                      (233,034)      (1,674,459)
        Net realized gains                                      (55,685,792)      (1,159,994)
                                                              -------------    -------------

            Total distributions                                 (55,918,826)      (2,834,453)
                                                              -------------    -------------

    Capital share transactions:
        Proceeds from sales                                     288,282,154      744,508,477
        Payments for redemptions                               (309,078,282)    (195,010,810)
        Reinvestment of distributions                            47,569,699        2,385,501
                                                              -------------    -------------

            Total increase from capital share transactions       26,773,571      551,883,168
                                                              -------------    -------------

            Total increase in net assets                         17,435,549      594,434,464
                                                              -------------    -------------

Net assets:
    Beginning of period                                         638,762,577       44,328,113
                                                              -------------    -------------

    End of period (including undistributed investment income
     (loss) of ($3,397,059) and $227,631, respectively)       $ 656,198,126    $ 638,762,577
                                                              =============    =============

  The accompanying notes form an integral part of these financial statements.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

                                                                  YEAR ENDED MARCH 31,
                                                  ----------------------------------------------------
                                                    2000       1999       1998       1997      1996++
                                                  --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD              $  33.94   $  29.41   $  18.90   $  15.56   $  11.26
                                                  --------   --------   --------   --------   --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       (0.18)      0.11      (0.01)      0.05         --
  Net gains on securities
   (realized and unrealized)                          3.12       4.96      12.50       4.33       4.50
                                                  --------   --------   --------   --------   --------
  Total from investment operations                    2.94       5.07      12.49       4.38       4.50
                                                  --------   --------   --------   --------   --------

LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.01)     (0.10)     (0.07)        --      (0.14)
  Distributions from realized gains                  (2.55)     (0.44)     (1.91)     (1.04)     (0.06)
                                                  --------   --------   --------   --------   --------
  Total distributions                                (2.56)     (0.54)     (1.98)     (1.04)     (0.20)
                                                  --------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD                    $  34.32   $  33.94   $  29.41   $  18.90   $  15.56
                                                  ========   ========   ========   ========   ========

TOTAL RETURN                                          8.0%      17.4%      71.8%      28.2%      40.6%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)                $656,198   $638,763    $44,328    $12,221     $6,658

  Ratio of net expenses to average net assets        1.23%      1.30%      1.46%      1.50%+     1.50%+

  Ratio of net investment income (loss) to
   average net assets                               (0.44%)     0.48%     (0.13%)     0.33%      0.02%

  Portfolio turnover rate                              46%        40%        29%        28%        28%

+Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.
++Calculated using average daily shares.

  The accompanying notes form an integral part of these financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2000, the Company had four series: the Hickory Fund, the Value Fund, the Fixed Income Fund, and the Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of the Hickory Fund (the "Fund").

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities, for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the year ended March 31, 2000, such options are authorized.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Company and Fund have retained Wallace R. Weitz & Company (the "Adviser") as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the year ended March 31, 2000, the fee was calculated at an average annual rate of .15% of the Fund's average daily net assets.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Seventy-five million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Fund. The Board of Directors may authorize additional shares in other series of the Company's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                                 YEAR ENDED MARCH 31,
                                                                 2000            1999
                                                              ----------      ----------
Transactions in shares:
  Shares issued.............................................   7,823,497      23,933,433
  Shares redeemed...........................................  (8,768,262)     (6,698,624)
  Reinvested dividends......................................   1,243,542          77,585
                                                              ----------      ----------
    Net increase............................................     298,777      17,312,394
                                                              ==========      ==========

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $366,491,060 and $334,778,889, respectively. The cost of investments for Federal income tax purposes is $701,914,473. At March 31, 2000, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $124,161,277 and $171,995,897, respectively.

(6) AFFILIATED ISSUERS

    Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's holdings in the securities of such issuers is set forth below:

                                                NUMBER OF
                                               SHARES HELD          VALUE        DIVIDEND     REALIZED
NAME OF ISSUER                               MARCH 31, 2000    MARCH 31, 2000     INCOME    GAINS/LOSSES
-------------------------------------------  ---------------   ---------------   --------   ------------

American Classic Voyages Co................     1,363,200       $ 34,335,600     $     --   $ 2,421,098
Data Transmission Network Corp.............     1,515,200         43,088,500           --            --
Dynex Capital, Inc.........................       968,113          5,445,636           --            --
Imperial Credit Industries, Inc............     4,983,600         22,426,200           --            --
Insurance Auto Auctions, Inc...............     1,130,700         19,080,563           --       497,656
Labor Ready, Inc...........................     4,096,500         40,452,937           --            --
Mail-Well, Inc.............................     3,190,700         27,719,206           --            --
NovaStar Financial, Inc....................       520,000          1,820,000           --            --
NovaStar Financial, Inc., Warrants
 Expiring 2/03/01..........................       260,000                260           --            --
NovaStar Financial, Inc. 7% Pfd.
 Class B Cumulative........................       871,429          4,949,717           --            --
Orbital Sciences Corp......................     2,676,500         40,147,500           --    (2,039,714)
Resource Bancshares Mtg. Grp., Inc.........     1,492,500          5,876,719      656,700            --
United Panam Financial Corp................     1,031,000          1,353,187           --    (1,220,329)
                                                                ------------     --------   -----------
Totals.....................................                     $246,696,025     $656,700   $  (341,289)
                                                                ============     ========   ===========

(7) LINE OF CREDIT

    A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the "Funds"). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 14, 2000 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. - Hickory Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz
Series Fund, Inc. - Hickory Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended March 31, 1999, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose reports dated
April 15, 1999, and April 17, 1996, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2000

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                            SHAREHOLDER INFORMATION

ANNUAL SHAREHOLDER INFORMATION MEETING Please plan to join us on Wednesday,
May 24, at 4:30 at the Omaha Marriott in the Regency area of West Omaha. This meeting is a good opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There will be no official business meeting, but Wally, Rick and Tom will take shareholder questions until about 5:45.

This year we are going to experiment with taking questions IN WRITING before and during the meeting to try to combine questions on similar topics and to try to make sure we get to everyone's questions, including those of the shy shareholders. Please send a note by mail or an e-mail to clientservices@weitzfunds.com if you would like to toss a question into the mix.

WEB SITE ACCESS TO ACCOUNT INFORMATION Our web site's address is www.weitzfunds.com, and it contains daily prices, performance information, and virtually all of our printed material, including previous quarters' shareholder letters and a transcript of a recent conference call that Rick and Wally held with a group of investment advisors. Now, thanks to our webmaster Patty Weist's hard work and help from our DST friends in Kansas City, shareholders can check balances and transaction histories on our web site. The first time you do this, you should (1) click on the "Account Access" button and follow instructions for creating a personal identification number (PIN). (2) Read the legal disclaimer and CHECK THE BOX at the bottom of the disclaimer. (3) Access your account(s).

AUTOMATED PHONE ACCOUNT ACCESS You may also check your account balances and recent transactions by calling (800) 773-6472 and wending your way through the (dreaded) phone tree. Instructions for using this line are shown on the back of your account statements and on the web site.